EXHIBIT 1

JOINT FILING AGREEMENT

Each of the undersigned acknowledges and agrees that the foregoing Statement on Schedule 13D is filed on behalf of the undersigned.  Each of the undersigned acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated as of March 31, 2007.

OCM PRINCIPAL OPPORTUNITIES FUND IV, L.P.

By:	OCM PRINCIPAL OPPORTUNITIES FUND IV GP, L.P., its General Partner
By:	OCM PRINCIPAL OPPORTUNITIES FUND IV GP LTD., its General Partner
By:	OAKTREE CAPITAL MANAGEMENT, LLC, the Director

By:	/s/ Michael P. Harmon
Name:	Michael P. Harmon
Title:	Managing Director

By:	/s/ Emily Alexander
Name:	Emily Alexander
Title:	Vice President, Legal

OCM PRINCIPAL OPPORTUNITIES FUND IV GP, L.P.

By:	OCM PRINCIPAL OPPORTUNITIES FUND IV GP LTD., its General Partner
By:	OAKTREE CAPITAL MANAGEMENT, LLC, the Director

By:	/s/ Michael P. Harmon
Name:	Michael P. Harmon
Title:	Managing Director

By:	/s/ Emily Alexander
Name:	Emily Alexander
Title:	Vice President, Legal

Exhibit A-1

OCM PRINCIPAL OPPORTUNITIES FUND IV GP LTD.

By:	OAKTREE CAPITAL MANAGEMENT, LLC, a Director

By:	/s/ Michael P. Harmon
Name:	Michael P. Harmon
Title:	Managing Director

By:	/s/ Emily Alexander
Name:	Emily Alexander
Title:	Vice President, Legal

OAKTREE CAPITAL MANAGEMENT, LLC

By:	/s/ Michael P. Harmon
Name:	Michael P. Harmon
Title:	Managing Director

By:	/s/ Emily Alexander
Name:	Emily Alexander
Title:	Vice President, Legal

MTS HEALTH INVESTORS II, L.P.

By:	MTS HEALTH INVESTORS II GP, LLC, its General Partner
By:	MTS HEALTH INVESTORS II GP HOLDINGS, LLC, the Class A Member

By:	/s/ Curtis S. Lane
Name:	Curtis S. Lane
Title:	Senior Managing Director

Exhibit A-2

MTS HEALTH INVESTORS II GP, LLC

By:	MTS HEALTH INVESTORS II GP HOLDINGS, LLC, the Class A Member

By:	/s/ Curtis S. Lane
Name:	Curtis S. Lane
Title:	Senior Managing Director

MTS HEALTH INVESTORS II GP HOLDINGS, LLC

By:	/s/ Curtis S. Lane
Name:	Curtis S. Lane
Title:	Senior Managing Director

Exhibit A-3